UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 30, 2005

                                  FBO AIR, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

              333-56046                              87-0617649
         ----------------------           ---------------------------------
        (Commission File Number)         (I.R.S. Employer Identification No.)

 101 Hangar Road, Avoca, Pennsylvania                  18641
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)             (Zip Code)

                                 (570) 414-2900
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-d(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

                 Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      (a)   Not applicable.

      (b) On September 30, 2005, George Reenstra resigned from the Board of Directors of the Company.

      (c)   Not applicable.

      (d)   Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FBO AIR, INC.
                                                (Registrant)


Date: October 6, 2005                           By: /s/ Ronald J. Ricciardi
                                                    ----------------------------
                                                    Ronald J. Ricciardi
                                                    President and
                                                    Chief Executive Officer